SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 19, 2004
                                                           -------------


                         FIRST BANCORP OF INDIANA, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



         Indiana                        0-29814                  35-2061832
         -------                        -------                  ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



2200 West Franklin Street, Evansville, Indiana                     47712
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  (Address of principal executive offices)                       (Zip Code)



       REGISTRANT'S TELELPHONE NUMBER, INCLUDING AREA CODE: (812) 423-3196
                                                            --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changes since last report.)


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ITEM 7.   Financial Statements And Exhibits
          ---------------------------------

          Exhibit 99.1 - Earnings Press Release.


ITEM 12.  Results of Operations and Financial Condition

          Attached and incorporated herein by reference as Exhibit 99.1 to this Form 8-K is the Registrant's press release dated July 19, 2004, reporting financial results for the fiscal year ended June 30, 2004.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST BANCORP OF INDIANA, INC.


Dated: July 19, 2004                      By:  /s/ Michael H. Head
                                          ------------------------
                                          Michael H. Head
                                          President and Chief Executive Officer
                                          (principal executive officer)